Exhibit 10.5

DARLING INTERNATIONAL INC.
2004 OMNIBUS INCENTIVE PLAN
NOTICE OF RESTRICTED STOCK AWARD

Name of Grantee:
# of Shares Subject to Award:	xxx shares of common stock, par value $.01 ("Shares") of Darling International Inc. (the "Company"), subject to a Right of Repurchase.
Purchase Price Per Share:	$xxx [par value]
Date of Grant:	[GrantDate]
Vesting Commencement Date:	[VestComDate]
Vesting:	Shares subject to this Award are subject to a Right of Repurchase which shall lapse, and this Award shall vest, upon the expiration of [___] (___) years from the Date of Grant, provided the Grantee's Service with the Company has not terminated prior to the vesting date.

Vesting Accelerators:	This Award shall vest and the lapse of the Right of Repurchase shall occur earlier in accordance with the schedule described below provided the Grantee's Service with the Company has not terminated prior to the vesting date:

Performance Accelerator	Percentage of Total Number of Shares Subject to Award That Will Vest
%
%

This Award shall vest, and the Right of Repurchase shall lapse, with respect to 100% of the total number of Shares subject to this Award immediately prior to the consummation of a Change of Control and this Award shall terminate upon consummation of a Change of Control.

Right of Repurchase:	If the Grantee's Service with the Company terminates prior to the lapse of the Right of Repurchase, the Company has the option to repurchase Shares granted herein at the lesser of the Fair Market Value of the Shares on the date of repurchase and the Purchase Price.

Transfer Restrictions:	Shares granted herein may not be Transferred until the Company's Right of Repurchase lapses.

By signing your name below, you accept this award and acknowledge and agree that this award is granted under and governed by the terms and conditions of Darling International Inc.‘s 2004 Omnibus Incentive Plan and the Restricted Stock Award Agreement reference number 001, both of which are hereby made a part of this document.

OPTIONEE:                                                 DARLING INTERNATIONAL INC.

_______________________________                           By: ____________________________
                                                          Title: _________________________